October 24, 2008 Horizon Lines, Inc. Third Quarter 2008 Earnings Release

-2- Earnings Call Agenda Third Quarter 2008 Earnings Release Introduction Jim Storey Director, Investor Relations&Corporate Communications, Horizon Lines, Inc. Overview Chuck Raymond Chairman, President&Chief Executive Officer, Horizon Lines, Inc. Liner Review John Keenan President&Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor President&Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara Senior Vice President&Chief Financial Officer, Horizon Lines, Inc. Questions and Answers

-3- Forward Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to“Forward- Looking Statements”: Certain statements contained in this presentation constitute“forwardlooking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute“forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the“forward-looking statements”. Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K filed with the Securities and Exchange Commission on February 6, 2008 and Form 10-Q to be filed on October 24, 2008.

-4- Third Quarter 2008 Earnings Release Third Quarter 2008 Earnings Release Chuck Raymond Chuck Raymond Chairman, President&Chief Executive Officer Chairman, President&Chief Executive Officer Horizon Lines, Inc. Horizon Lines, Inc. Overview Overview

-5- Third Quarter 2008 - Highlights Solid performance in unsettled environment Earned adjusted EPS of $0.53 Grew revenue 3.1% net of fuel Paid down debt Challenges included Continued weakness in Puerto Rico New challenges in Hawaii Unprecedented fuel prices Intense Focus on: Reliable customer service Cash flow and debt reduction Strong financial foundation Cost efficiencies Logistics platform organic growth

-6- third Quarter 2008 Earnings Release third Quarter 2008 Earnings Release John Keenan John Keenan President And Chief Operating Officer President And Chief Operating Officer Horizon Lines, LLC Horizon Lines, LLC Liner Review Liner Review

-7- Alaska Economic Outlook Economy buoyed by high oil prices; Record $2.6 billion state budget surplus and $29.6 billion Permanent Fund balance Combined annual distributions of $3,269 paid to every resident in Q3/Q4, injecting $2 billion into economy Exxon Valdez settlement expected to add $350+ million to economy Natural gas pipeline seed funding provided for initial studies 2009 pollock quota due in December. 2008 Quota was reduced by 28% Focus on: Expanding customer relationships On-time service, vessel utilization

-8- Hawaii/Guam Economic Outlook Hawaii Significant economic slowdown Sharp drop in tourism - '08 visitor forecast cut to -9.1% from -4.6% in June(1) - July hotel occupancy rate at 10-yr low (74.2%) Softening residential/commercial construction '08 employment projected to decline 0.5% (1) Privatized military housing construction partially offsetting softening in residential/commercial Guam Construction and DoD expenditures at normal pace Focus on: Continue targeting higher-margin mix&major retail expansion on the islands Participate fully in construction activity in Guam 1. University of Hawaii Economic Research Organization Quarterly Update, Sept. 19, 2008

-9- Puerto Rico Economic Outlook Recession continues: Double-digit unemployment July inflation up 11.7% over 2007 Election polls show pro-business candidate leading by 13-16 percentage points Consumers exempted from 7% sales tax for 5 days in response to storms Consumer goods outlets drained of inventories Focus on: Strong ties to Puerto Rico customers -- celebrated 50 years in Q3 Provide reliable on-time service Continue to seek cost efficiencies

-10- 74,759 71,748 2007 2008 Container Volume Volume Update - Third Quarter Market share held fairly steady in all three tradelanes Reefer volumes flat, with strength in Alaska offset by continued softness in Puerto Rico & slowdown in Hawaii Hawaii volume impacted by tourism fall-off, softening construction Shipments to Guam stable, DoD spending is active, with big jump expected to start in 2011 Five Caribbean storms (Edouard, Fay, Gustav, Hanna, Ike) negatively impacted Q3 Puerto Rico volumes, but Puerto Rico recently won 19 out of 20 critical reefer contracts 4.0%

$3,685 $4,126 2007 2008 Unit Revenue Per Container Unit Revenue Update - Third Quarter 12% Unit revenue improved across all tradelanes Revenue per container up 12% based on rate/mix&fuel Revenue per container, net of fuel, rose 3.1% Focus on: Higher margin opportunities, mitigate fuel costs -11-

-12- Vessel Performance 99.9% 99.9% 0% 20% 40% 60% 80% 100% 2007 2008 Vessel Availability 93.0% 92.0% 0% 20% 40% 60% 80% 100% 2007 2008 Vessel On-Time Arrival 1% 75.0% 66.0% 0% 20% 40% 60% 80% 100% 2007 2008 Vessel Utilization(1) 9% (1) Redeployment of two C8 vessels in the Hawaii service and the redeployment of two C8 vessels into the Puerto Rico trade provided 20.8% increase in yearover- year capacity; based on comparable Q307 capacity, Q308 utilization would have been 71%. Vessel availability and on-time arrivals remained high, despite five storms in Puerto Rico tradelane and two in Pacific Vessel utilization reflects increased capacity and slowing Hawaii market

-13- Horizon EDGE Update EDGE initiatives ingrained as part of company culture On track with cost savings Vessel fuel savings Terminal efficiencies Revenue enhancement initiatives working Business intelligence system yields on high-margin opportunities Sales force optimization targets new and expanded customer relationships

-14- A Coastwise Shipping Solution Update Vice President of Coastwise Shipping named and team in place Strategic alliances being forged with labor, port authorities, MARAD Pipeline of customers being developed Business plan being developed Harbor Maintenance Tax legislation has bipartisan support - action expected in 2009 Value Proposition Vessel network savings Inland savings Market penetration Equipment positioning options Environment

-15- Legislative Update Harbor Maintenance Tax Exemption HMT repeal is critical for short-sea shippers to compete with truckers or rail Bipartisan Congressional support for repeal makes passage likely in 2009 Title XI Funding Continuing Resolution providing ongoing $5M Title XI funding through March 2009 also contains language directing $48M more for program in 2009 Continuing to work with maritime trade unions and Congress to increase Title XI funding

-16- Labor Relations Update International Longshore and Warehouse Union (ILWU) West Coast main contract completed, ratified by locals, and in effect through June 30, 2014 Negotiations succeeded with little to no work stoppage or freight flow disruptions No collective bargaining agreements expire until June 2010; ILA contract negotiations expected to commence in December 2008

-17- Third Quarter 2008 Earnings Release Third Quarter 2008 Earnings Release Brian Taylor Brian Taylor President And Chief Operating Officer President And Chief Operating Officer Horizon Logistics, LLC Horizon Logistics, LLC Logistics Review Logistics Review

-18- Sowing The Seeds Of Future Growth Building Logistics Foundation Economic headwinds slow revenue growth&profitability Third-Quarter Progress Growing and diversifying customer base Solidifying and unifying infrastructure Future Growth Strategic plan Launching NVOCC* business Financial Results *Non-Vessel Operating Common Carrier

3RD QUARTER PROGRESS

- Growing, diversified sales funnel taking shape
  - Alternative energy, medical & high technology, brokerage ramp up
  - HanesBrands, Puma, Michelin, SunPower, Pacwind, Varian Medical, Costex, PaperSource, Blue Heron, Copan Systems
- Solidifying infrastructure
  - Moving to single IT platform
  - Organization staffing and alignment



-19-

HORIZON Always There. Always Delivering.®

Strategic Plan Summary -20-

NVOCC is a Key Strategic Choice FMC licensing as NVOCC secured Key leadership in place Established relationship with off-shore agent Sales training beginning Go live in December -21-

-22- Logistics Results Inter-company Third Party Total Revenue $ 50.3 $ 10.7 $ 61.0 Operating Expense(1) 50.3 11.2 61.5 EBITDA $ -- $ (0.5) $ (0.5) 3rd Quarter 2008 ($ in Millions) Inter-company Third Party Total Revenue $ 142.2 $ 27.5 $ 169.7 Operating Expense(1) 142.2 29.2 171.4 EBITDA $ -- $ (1.7) $ (1.7) Nine Months 2008 (1) Excluding depreciation and amortization expense

-23- Third Quarter 2008 Earnings Release Third Quarter 2008 Earnings Release Mike Avara Mike Avara Senior Vice President&Chief Financial Officer Senior Vice President&Chief Financial Officer Horizon Lines, Inc. Horizon Lines, Inc. Financial Review Financial Review

-24- Operating Revenue $321.1 $352.6 0 100 200 300 400 2007 2008 Third Quarter $890.5 $989.5 0 200 400 600 800 1000 1200 2007 2008 Nine Months ($ in Millions) 9.8% 11.1%

-25- Operating Revenue Change Third Quarter 2008 Nine Months 2008 Fuel Surcharges $ 23.1 $ 56.0 Rate/Mix Improvement 8.3 22.1 Aero Logistics Revenue 6.5 18.5 Hawaii Stevedores Revenue (0.6) 8.0 Other / Non-Transportation Revenue 4.9 12.0 Other Horizon Logistics 0.4 2.2 Volume Reduction (11.1) (19.8) Total Revenue Increase from 2007 $ 31.5 $ 99.0 ($ in Millions)

-26- Adjusted Operating Income Income(1) ($35.3 $26.4 0 10 20 30 40 2007 2008 Third Quarter $74.7 $57.9 0 20 40 60 80 100 2007 2008 Nine Months ($ in Millions) 25.2% 22.5% (1) See reconciliation of Operating Income to Adjusted Operating Income on page 41.

-27- $50.8 $42.2 0 10 20 30 40 50 60 2007 2008 Third Quarter Adjusted EBITDA (1) (1)See reconciliation of Net Income to EBITDA on page 44. $124.5 $105.4 0 20 40 60 80 100 120 140 2007 2008 Nine Months ($ in Millions) 16.9% 15.3%

-28- Adjusted Net Income (1) $20.7 $16.2 0 5 10 15 20 25 2007 2008 Third Quarter (1)See reconciliation of Net Income to Adjusted Net Income on page 42. $35.2 $28.1 0 5 10 15 20 25 30 35 40 2007 2008 Nine Months ($ in Millions) 21.8% 20.2%

-29- Adjusted Diluted EPS (1) $0.61 $0.53 0.0 0.2 0.4 0.6 0.8 2007 2008 Third Quarter (1) See reconciliations on page 43. $1.03 $0.92 0.0 0.5 1.0 1.5 2007 2008 Nine Months 10.7% 13.2%

-30- Free Cash Flow - nine months ($ in Millions) Nine Months September 21, 2008 Nine Months September 23, 2007 Adjusted EBITDA $ 105.3 $ 124.5 Stock Compensation 3.5 2.4 Working Capital (27.8) (43.4) Vessel Payments in Excess of Accrual (9.7) (30.8) Bonus Accrual (Payments) in Excess of Payments/Accrual 1.5 (10.5) TP1 Related Costs (0.1) (4.9) Capital Expenditures (26.3) (16.7) Acquisitions (0.2) (32.1) Net Proceeds from Sale of Fixed Assets 0.3 2.8 Dry-Dock Expenditures (9.2) (15.5) Income Taxes (0.3) (0.4) OPEIU Severance (0.2) - DoJ Investigation-Related Expenses (4.7) - Interest, Net (25.3) (26.7) Free Cash Flow 6.8 (51.3) Debt Borrowings 73.0 616.5 Debt Payments (42.5) (532.1) Premiums on Debt Extinguishment - (25.6) Financing Fees (0.1) (11.9) Dividends (10.0) (11.0) Bond Hedge - (40.6) Share Repurchase (29.3) (28.5) Net Cash Flow $ (2.1) $ (84.5)

Liquidity, Credit Facility Compliance and Capital Structure ($ in Millions) Corporate Liquidity Cash Balance $ 4.2 Revolver Availability 85.6 Total Liquidity $ 89.8 Credit Facility Compliance Q3 LTM 2008 Covenant Interest Coverage Ratio 4.52 3.50 Senior Secured Leverage Ratio 1.99 3.00 *4.36% 4.25% 5.26% 4.52% *4.46% Interest Rate Capital Structure Amount Rate Formula Maturity Revolver $ 157.5 LIBOR+1.50% 08/08/12 Term Loan 120.3 3.02%+1.50% 08/08/12 Note Payable 1.8 12/14/13 Total Senior Debt 279.6 Convertible Notes 330.0 08/15/12 Total Long-Term Debt 609.6 Total Shareholder Equity 143.1 Total Capitalization $ 752.7 -31- *weighted average

-32- 2008 Financial Guidance Financial Guidance Revenue $1,270 - $1,290 Adjusted EBITDA(1) $ 120 - $ 130 Adjusted Diluted EPS(1) $ 0.68 - $ 0.96 Adjusted Free Cash Flow(1) $ 29 - $ 36 ($ in Millions, Except EPS) (1) Adjusted to exclude anti-trust legal fees

-33- 2008 Earnings Segment Guidance Segment Breakdown(1) Liner Logistics Eliminations / Other Consolidated Revenue $ 1,242.5 $ 227.5 $ (190.0) $ 1,280.0 Adjusted EBITDA $ 127.4 $ (2.4) $ -- $ 125.0 ($ in Millions) (1) Based on midpoint of guidance.

-34- 2008 Guidance Major Assumptions (2.9%) (9.1%) 5.0% $515 2.2% (3.1%) (5.2%) (3.6%) 0.7% October 2008 July 2008 April 2008 _ Volume Change Alaska 1.3% 2.0% Hawaii / Guam 1.0% 1.5% Puerto Rico (2.9%) (2.0%) Total (0.4%) 0.4% _ Unit Revenue Increase, Net 1.6% 1.7% _ Bunker Fuel Price per Ton* $710 $515 _ Tradelane Drivers Alaska - GSP Growth Expectation 5.0% 4.5% Hawaii - Visitor Arrivals Forecast (4.6%) 1.0% Puerto Rico - GDP Forecast (1.2%) (0.8%) (1) (2) (3) (4) (1) Government&company projections (2) University of Hawaii Economic Research Organization (3) Estudios Tecnicos Inc.&government forecasts FY09-July '08-June '09 (4) Government forecasts FY08-July '07-June '08 * Projected average price for remainder of 2008

-35- Change In Convertible Debt Accounting FSP APB 14-1 requires that the liability and equity components of convertible debt that may be settled in cash upon conversion be accounted for separately The issuer's nonconvertible debt borrowing rate must be reflected: Liability component is recorded at a discount reflecting below market coupon rate and accreted to its par value Interest rate reflects the higher straight debt market rate at issuance Effective for fiscal years beginning after 12/15/08, and retrospective application is required

-36- Change In Convertible Debt Accounting Estimated additional non-cash interest expense upon adoption $ 0.06 $ 3.2 2007 $ 0.10 $ 4.8 2012 $ 0.24 $ 11.8 2011 $ 0.23 $ 11.1 2010 $ 0.21 $ 10.0 2009 $ 0.18 $ 8.9 2008 EPS Reduction Additional Interest Year ($ in Millions, Except EPS)

-37- Third Quarter 2008 Third Quarter 2008 Earnings Release Earnings Release Questions&Answers Questions&Answers

-38- Financial Appendix Financial Appendix

-39- Income Statement Summary - Third Quarter Actual Adjusted(1) Quarter Ended Sept 21, 2008 Quarter Ended Sept 23, 2007 Quarter Ended Sept 21, 2008 Quarter Ended Sept 23, 2007 Operating Revenue $ 352.6 $ 321.1 $ 352.6 $ 321.1 Operating Expense 330.8 285.8 326.2 285.8 Operating Income 21.8 35.3 26.4 35.3 Other Expense 7.8 48.1 7.8 10.1 Pretax Income 14.0 (12.8) 18.6 25.2 Income Tax Expense (Benefit) 1.5 (14.4) 2.4 4.5 Net Income $ 12.5 $ 1.6 $ 16.2 $ 20.7 Earnings Per Share - Basic $ .42 $ .05 $ .54 $ .62 Earnings Per Share - Diluted $ .42 $ .05 $ .53 $ .61 Shares Outstanding - Basic 29,969,568 33,130,373 29,969,568 33,130,373 Shares Outstanding - Diluted 30,186,831 33,769,518 30,186,831 33,769,518 EBITDA $ 37.6 $ 12.8 $ 42.2 $ 50.8 Operating Ratio 93.8% 89.0% 92.5% 89.0% (1) Adjusted to exclude anti-trust related legal expenses and severance in 2008, and to exclude loss on extinguishment of debt in 2007. ($ in Millions, Except per Share Amounts)

-40- Income Statement Summary - Nine Months Actual Adjusted(1) Nine Months Ended Sept 21, 2008 Nine Months Ended Sept 23, 2007 Nine Months Ended Sept 21, 2008 Nine Months Ended Sept 23, 2007 Operating Revenue $ 989.5 $ 890.5 $ 989.5 $ 890.5 Operating Expense 939.4 815.8 931.6 815.8 Operating Income 50.1 74.7 57.9 74.7 Other Expense 24.9 71.5 24.9 33.0 Pretax Income 25.2 3.2 33.0 41.7 Income Tax Expense (Benefit) 3.3 (15.0) 4.9 6.5 Net Income $ 21.9 $ 18.2 $ 28.1 $ 35.2 Earnings Per Share - Basic $ .73 $ .54 $ .94 $ 1.05 Earnings Per Share - Diluted $ .72 $ .53 $ .92 $ 1.03 Shares Outstanding - Basic 30,059,789 33,459,403 30,059,789 33,459,403 Shares Outstanding - Diluted 30,526,782 34,065,534 30,526,782 34,065,534 EBITDA $ 97.6 $ 86.0 $ 105.4 $ 124.5 Operating Ratio 94.9% 91.6% 94.1% 91.6% (1) Adjusted to exclude anti-trust related legal expenses and severance in 2008, and to exclude loss on extinguishment of debt and the tax benefit related to revaluation of deferred taxes in 2007. ($ in Millions, Except per Share Amounts)

-41- Adjusted Operating Income Results Quarter Ended Sept 21, 2008 Quarter Ended Sept 23, 2007 Nine Months Ended Sept 21, 2008 Nine Months Ended Sept 23, 2007 Operating Income $ 21.8 $ 35.3 $ 50.1 $ 74.7 Adjustments: Anti-Trust Legal Fees 4.6 -- 7.0 -- Severance -- -- 0.8 -- Total Adjustments 4.6 -- 7.8 -- Adjusted Operating Income $ 26.4 $ 35.3 $ 57.9 $ 74.7 ($ in Millions)

-42- Adjusted Net Income Results Quarter Ended Sept 21, 2008 Quarter Ended Sept 23, 2007 Nine Months Ended Sept 21, 2008 Nine Months Ended Sept 23, 2007 Net Income $ 12.5 $ 1.6 $ 21.9 $ 18.2 Adjustments: Anti-Trust Legal Fees 4.6 -- 7.0 -- Severance -- -- 0.8 -- Loss on Extinguishment of Debt -- 38.0 -- 38.5 Tax Impact of Adjustments (0.9) (14.1) (1.6) (14.2) 2007 Tonnage Tax Deferred Tax Revaluation Benefit -- (4.8) -- (7.3) Total Adjustments 3.7 19.1 6.2 17.0 Adjusted Net Income $ 16.2 $ 20.7 $ 28.1 $ 35.2 ($ in Millions)

-43- Adjusted Net Income Per Diluted Share Quarter Ended Sept 21, 2008 Quarter Ended Sept 23, 2007 Nine Months Ended Sept 21, 2008 Nine Months Ended Sept 23, 2007 Net Income, Per Diluted Share $ 0.42 $ 0.05 $ 0.72 $ 0.53 Adjustments Per Share: Anti-Trust Legal Fees 0.14 -- 0.23 -- Severance -- -- 0.02 -- Loss on Extinguishment of Debt -- 1.12 -- 1.13 Tax Impact of Adjustments (0.03) (0.42) (0.05) (0.42) 2007 Tonnage Tax Deferred Tax Revaluation Benefit -- (0.14) -- (0.21) Total Adjustments Per Share 0.11 0.56 0.20 0.50 Adjusted Net Income, Per Diluted Share $ 0.53 $ 0.61 $ 0.92 $ 1.03

-44- Net Income / Adjusted EBITDA Reconciliation Quarter Ended Sept 21, 2008 Quarter Ended Sept 23, 2007 Nine Months Ended Sept 21, 2008 Nine Months Ended Sept 23, 2007 Net Income $ 12.5 $ 1.6 $ 21.9 $ 18.2 Interest Expense, Net 7.8 10.1 24.9 32.9 Tax Expense (Benefit) 1.5 (14.4) 3.3 (15.0) Depreciation and Amortization 15.8 15.5 47.5 49.9 EBITDA 37.6 12.8 97.6 86.0 Anti-Trust Legal Fees 4.6 -- 7.0 -- Severance -- -- 0.8 -- Loss on Extinguishment of Debt -- 38.0 -- 38.5 Adjusted EBITDA $ 42.2 $ 50.8 $ 105.4 $ 124.5 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

-45- Operating Income to Adjusted EBITDA Segment Reconciliation Third Quarter 2008 Liner Logistics Consolidated Operating Income (Loss) $ 23.1 $ (1.3) $ 21.8 Depreciation and Amortization 10.6 0.8 11.4 Amortization of Vessel Dry-docking 4.4 -- 4.4 EBITDA 38.1 (0.5) 37.6 Anti-Trust Related Legal Fees 4.6 -- 4.6 Severance -- -- -- Adjusted EBITDA $ 42.7 $ (0.5) $ 42.2 Nine Months 2008 Liner Logistics Consolidated Operating Income (Loss) $ 54.0 $ (3.9) $ 50.1 Depreciation and Amortization 32.1 2.2 34.3 Amortization of Vessel Dry-docking 13.2 -- 13.2 EBITDA 99.3 (1.7) 97.6 Anti-Trust Legal Fees 7.0 -- 7.0 Severance 0.8 -- 0.8 Adjusted EBITDA $ 107.1 $ (1.7) $ 105.4 ($ in Millions)

-46- 2008 Net Income to Adjusted EBITDA Projection Reconciliation Year Ended December 21, 2008 Net Income $ 11.4 - $ 20.0 Adjustments: Anti-Trust Legal Fees 10.0 Severance 0.8 Tax Impact of Adjustments (1.5) Total Adjustments 9.3 Adjusted Net Income 20.7 - 29.3 Interest Expense, Net 32.9 Tax Expense 3.3 - 4.7 Depreciation and Amortization 63.1 Adjusted EBITDA $ 120.0 - $ 130.0 ($ in Millions) 2008 Financial Guidance

-47- 2008 Operating Income to Adjusted EBITDA Projection Segment Reconciliation 2008 Segment Financial Guidance (1) Liner Logistics Consolidated Operating Income (Loss) $ 56.6 $ (5.5) $ 51.1 Adjustments: Anti-Trust Legal Fees 10.0 -- 10.0 Severance 0.8 -- 0.8 Total Adjustments 10.8 -- 10.8 Adjusted Operating Income (Loss) 67.4 (5.5) 61.9 Depreciation and Amortization 43.0 3.1 46.1 Amortization of Vessel Dry-docking 17.0 -- 17.0 Adjusted EBITDA $ 127.4 $ (2.4) $ 125.0 (1) At midpoint of Guidance ($ in Millions)

-48- 2008 Free Cash Flow Projection Adjusted EBITDA $120.0 - $130.0 Stock Compensation 4.8 Annual Cash Incentive Plan 2.0 Working Capital (10.0) - (12.8) Vessel Payments in Excess of Accrual (4.9) TP1 Related Costs (0.1) Capital Expenditures (39.0) Net Proceeds from Sale of Fixed Assets 0.4 Dry-dock Expenditures (14.6) Purchase of Business (0.2) Income Taxes (0.4) Interest, Net (29.2) Adjusted Free Cash Flow 28.8 - 36.0 Severance (0.4) Anti-Trust Legal Fees (8.0) Free Cash Flow $20.4 - $27.6 ($ in Millions)